UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2022

STAR EQUITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Ave., Suite 101,

Old Greenwich, CT, 06870

(Address of principal executive offices, including zip code)

203-489-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRR	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	STRRP	NASDAQ Global market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2022, Matthew G. Molchan, the President and Chief Executive Officer of Digirad Health, Inc. (“Digirad”), the healthcare division of Star Equity Holdings, Inc. (the “Company”), and a named executive officer of the Company, advised the Company that he will resign from his positions with the Company effective May 2, 2022.

On April 19, 2022, the Company and Mr. Molchan entered into a Separation Agreement and Release (the “Separation Agreement”) in connection with Mr. Molchan’s resignation. Pursuant to the Separation Agreement, the Company has agreed to pay Mr. Molchan (i) an amount equal to twelve months of Mr. Molchan’s base salary at the time of his resignation and (ii) reimbursement for Mr. Molchan’s actual cost of COBRA payments for a period of twelve months, and Mr. Molchan has agreed to customary general releases and waivers in favor of the Company and customary post-employment covenants with respect to non-compete, non-solicitation and non-disparagement and confidential information of the Company.

The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit	Description
10.1	Separation Agreement and Release between the Company and Matthew G. Molchan, dated April 19, 2022.

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Equity Holdings, Inc.

Date:	April 22, 2022	By:	/s/ Richard K. Coleman, Jr.
		Name:	Richard K. Coleman, Jr.
		Title:	Chief Executive Officer